Exhibit 99.2

J.P. Morgan 40th Annual Healthcare ConferenceBruce Goldsmith, Ph.D.President and Chief Executive OfficerJanuary 10, 2022

2 Forward-Looking StatementThis presentation includes “forward-looking statements” within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995, including, but not limited to: our expectation about timing and execution of anticipated milestones, including our planned initiation of clinical trials and the availability of clinical data from such trials; our expectations about our collaborators’ and partners’ ability to execute key initiatives; our expectations about our manufacturing plans and strategies; estimates regarding our cash forecasts; the expected impact of the COVID-19 pandemic on our operations; and the ability of our lead product candidates to treat their respective target CNS disorders. These forward-lookingstatements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,”“plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our ability to develop, obtain regulatory approval for and commercialize PBGM01, PBFT02, PBKR03 and future product candidates; the timing and results of preclinical studies and clinical trials; the risk that positive results in a preclinical study or clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval ofour drug candidates; the occurrence of adverse safety events; failure to protect and enforce our intellectual property, and other proprietary rights; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; risks relating to technology failures or breaches; our dependence on collaborators and other third parties for the development of product candidates and other aspects of our business, which are outside of our full control; risks associated with current and potential delays, work stoppages, or supply chain disruptions caused by the coronavirus pandemic; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; failure to comply with legal and regulatory requirements; risks relating to access to capital and credit markets; and the other risks and uncertainties that are described in the Risk Factors section of our most recent filings with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements except as required by law. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and besolely responsible for forming your own view of the potential future performance of Passage Bio.

3 The Passage Bio AdvantageOur VisionTo fulfill the promise of genetic medicines by developing groundbreaking therapies that transform the lives of patients with CNS diseasesA corporate model designed for success PENN GTP PARTNERSHIPDEDICATED MANUFACTURING & ANALYTICSBROAD AND ROBUST PIPELINE

4 Penn GTP Partnership Leaders in AAV gene therapy World-class Gene Therapy ProgramFounded by renowned innovatorJames M. Wilson, M.D., Ph.D.Chief Scientific Advisor, Passage Bio Cutting-edge research and bioengineering Rigorous preclinical characterization to support product candidate selection Next-generation vector technologies and novel capsids Decades of proven gene therapy expertise 350+ full-time employees Strong connections with orphan disease community4

5 A Broad and Robust Pipeline with Global RightsTransformative therapies for CNS disorders across rare and large patient populations Program* Indication GeneDiscoveryPre-clinicalPhase 1/2PivotalPEDIATRIC PBGM01 † GM1 gangliosidosis GLB1 PBKR03 Krabbe disease GALC PBML04 Metachromatic leukodystrophy ARSA PBCM06 Charcot -Marie-Tooth Type 2A MFN2 Unnamed Canavan disease ASPAADULT PBFT02 Frontotemporal dementia GRN PBAL05 Amyotrophic lateral sclerosis C9orf72 Unnamed Parkinson’s disease PRKN Unnamed Huntington’s disease HTT & Undisclosed Unnamed Alzheimer’s disease Undisclosed Unnamed Temporal lobe epilepsy Undisclosed 17 total program license options•3 clinical-stage therapies •6 research-stage pipeline candidatesExploratory research programs in Alzheimer’s disease and TLE *8 additional CNS pipeline license options. † Program includes ongoing natural history study of infantile and juvenile GM1 gangliosidosis patients

6 A Diversified Portfolio StrategyCreating sustainable value across rare and large, monogenic and non-monogenic CNS indicationsCutting-edge R&D ADULT (RARE, MONOGENIC)ADULT (NON-MONOGENIC)PEDIATRIC (RARE, MONOGENIC)5 programs•GM1 Gangliosidosis•Krabbe Disease•Metachromatic Leukodystrophy•Charcot-Marie-Tooth Type 2A •Canavan Disease4 programs•Frontotemporal Dementia•Amyotrophic Lateral Sclerosis•Parkinson’s Disease•Huntington’s Disease2 target ID research programs•Temporal Lobe Epilepsy•Alzheimer’s Disease<5K patients 5–200K patients>200K patients

7 Passage Bio Pilot Manufacturing SuiteScale-up Capability Supporting R&D Pipeline and Future Development Plans UPenn GTPResearch Analytics and Vector Engineering Catalent Suite and Global Supply ChainDedicated cGMP Manufacturing Capacity and End-to-End Clinical Supply Chain Passage Bio CMC R&D Lab Analyticaland Process Development and Clinical Product Testing Passage Bio Manufacturing and CMC CapabilitiesEnsuring product supply from clinical development through commercialization Dedicated Capacity and End-to-End Supply ChainKey Strategic PartnershipsInternal State-of-the-Art CMC CapabilitiesGROWTH >>>FOUNDATION >>>>PARTNERSHIP>>>>>>INVESTMENT >>>>>>>>>

PBGM01GM1 Gangliosidosis

9 GM1 Gangliosidosis: A Devastating Pediatric Disease FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by GLB1gene mutations characterized by destruction of neurons in the brain and spinal cord.Characterized by rapidly progressive neurological decline resulting in reduced muscle tone, progressive CNS dysfunction, deafness, blindness, rigidity and skeletal dysplasia. RARE AND UNDERSERVEDpopulations with incidence of up to ~1 per 100,000 live births worldwide.No disease-modifying therapies are presently approved.Source: NIH, CHOP, American Journal of Neuroradiology

10 PBGM01OUR APPROACHNext-generation, proprietary capsid delivers functional GLB1gene encoding β-gal to the brain and peripheral tissuesPRECLINICAL EVIDENCECompelling preclinical data in knock-out mouse model•Dose-related histological correction, improvements in neurological function, and survival•Meaningful transduction of both CNS and critical peripheral organsCLINICAL DEVELOPMENT•Ongoing global Phase 1/2 Imagine-1 trial focused on early and late infantile GM1•Well-tolerated, positive safety profile, and demonstration of functional transgene expression based on interim resultsPotential transformative therapy for rare, underserved disorder

11 Imagine-1: Global Phase 1/2 Trial with PBGM01Currently enrolling Cohort 2 and Cohort 3 Trial DesignPhase 1/2, multi-center, open-label, dose escalation and confirmatory study Route of AdministrationIntra-cisterna magna (ICM)VectorAAVhu68DurationTwo years, with rollover into a separate long-term follow-up studyPrimary Endpoints•Safety and tolerability•Efficacy (confirmatory cohort)Regulatory Clearances and Designations•Received multiple global regulatory clearances•Received Orphan Drug, Rare Pediatric Disease and Fast Track designations by FDA and Orphan designation by EC COHORT 4Early Infantilen = 2DOSE 2 (1.1e11 GC/g)*DOSE 1 (3.3e10 GC/g)* Expansion CohortEarly Infantilen = 6 Expansion CohortLate Infantilen = 6 COHORT 2Late Infantilen = 2 COHORT 3Early Infantilen = 2 COHORT 1Late Infantilen = 2 60 days between subject enrollment IDMC review Recruiting Complete* Genome copies per gram of estimated brain weight

12 Key Takeaways from Interim Cohort 1 DataWell tolerated with demonstration of functional transgene expression at lowest dose BIOMARKERSPost treatment CSF and serum β-gal activity for both patients above natural history study (NHS) patient values•Increases in CSF and serum β-gal activity for Patient 1 were sustained at 6 months* Following IDMC recommendation, now recruiting Cohorts 2 and 3 SAFETYPBGM01 was well tolerated and had a positive safety profile•No serious adverse events (SAEs)•No complications related to ICM injection•No evidence of DRG toxicity CLINICAL STATUSGains in developmental milestones reported in both patients* 6-month data from Patient 2 not yet available.

13 •CSF β-gal Activity increased in both patients•Post treatment β-gal activity above NHS patient values (Range 0.30–1.81 nmol/mL/3hr)2Cohort 1 Interim Biomarker Data 01 2 340306090120150180β - Gal Activity, CSF (nmol/mL/3hr) Time (Days)CSF β-gal+0.6+2.7 •Serum β-gal activity increased in both patients•Post treatment β-gal activity above NHS patient values (Range: 2.25–10 nmol/mL/3hr)2•CSF GM1 gangliosides decreased in patient with high β-gal expression•NHS data is needed to provide further context•Longer follow up is needed 02 4 6 8101214160306090120150180β - Gal Activity, Serum (nmol/mL/3hr) Time (Days)Serum β-gal1 020 40 60 801001201401600306090120150180nM*Time (Days)CSF GM1 Gangliosides+6.0+2.1+28-63Patient 2 Patient 1 * Apparent estimated concentration1. Baseline reflects the average of two samples collected within 48-hours of dosing. 2. Based on preliminary data from University of Pennsylvania’s ODC NHS study (NCT04041102) NHS patientvalue range NHS patient value range

PBKR03Krabbe Disease

15 Krabbe Disease: A Devastating Pediatric Disease FATAL, PEDIATRIC NEUROLOGICAL LYSOSOMAL STORAGE DISORDER caused by GALCgene mutations characterized by demyelination of neurons in the brain and periphery.Disease progression is rapid and highly predictable including loss of acquired milestones, staring episodes, peripheral neuropathy, seizures, blindness and deafness. RARE AND UNDERSERVEDpopulations with incidence of up to ~2.6 per 100,000 live births worldwide.No disease-modifying therapies are presently approved.Source: NIH, CHOP, American Journal of Neuroradiology, Third Party Research

16 PBKR03OUR APPROACHNext-generation, proprietary capsid delivers functional GALCgene encoding galactosylceramidase (GALC) to the brain and peripheral tissuesPRECLINICAL EVIDENCEPBKR03-treated Krabbe dogs had improved central and peripheral myelination, reduced neuroinflammation and increased survival rates with full phenotypic recoveryCLINICAL DEVELOPMENTOngoing global Phase 1/2 GALax-C trial focused on early infantile KrabbePotential transformative therapy for rare, underserved disorder

17 COHORT 24m to <9mn = 3 COHORT 3 > 1 to <4m n = 3 COHORT 1>4m to <9mn = 3GALax-C Global Phase 1/2 Trial with PBKR03First patient dosing expected in early 2022 Confirmatory Cohort > 1 to <4m n = 6 Confirmatory Cohort 4m to <9mn = 6 COHORT 4 > 1 to <4m n = 3DOSE 2 (5.0e11 GC/g)*DOSE 1 (1.5e11 GC/g)* 60 days between subject enrollment Trial DesignPhase 1/2, multi-center, open-label, dose escalation and confirmatory studyRoute of AdministrationIntra-cisterna magna (ICM)VectorAAVhu68Duration2 years; with additional 3 years of follow-up for safety and durability of effectPrimary Endpoints•Safety and tolerability•Efficacy (confirmatory cohort)Regulatory Clearances and Designations•Received multiple global regulatory clearances•Received Orphan Drug, Rare Pediatric Disease and Fast Track designations by FDA and Orphan designation by EC IDMC review Recruiting* Genome copies per gram of estimated brain weight

PBFT02Frontotemporal Dementia —GRN

19 FTD-GRN: A Devastating Adult DiseaseDEVASTATING FORM OF DEMENTIA caused by a GRNgene mutation resulting in progranulin (PGRN) deficiency. Approximately 5–10% of FTD is caused by a GRNmutation.Disease progression is rapid and degenerative including loss of speech, loss of expression, severe behavioral changes and immobility. RARE AND UNDERSERVEDpopulations with estimated U.S. prevalence of ~3,000 to 6,000 patients.No disease-modifying therapies are presently approved.

20 PBFT02OUR APPROACHProprietary construct delivers functional GRNgene encoding progranulin (PGRN) with potential therapeutic benefit of a one-time gene therapy approachPRECLINICAL EVIDENCECompelling preclinical evidence from NHP studies•Broad transduction across the brain, including high transduction of ependymal cells•Demonstrated increases in CSF PGRN concentrations to >50-fold normal human CSF PGRN concentrationsCLINICAL DEVELOPMENTOngoing global Phase 1/2 upliFT-D trial focused on early symptomatic FTD-GRNPotential transformative therapy for rare, underserved disorder

21 upliFT-D: Global Phase 1/2 Trial with PBFT02First patient dosing expected in early 2022 OPTIONAL DOSE 3* DOSE 2 (1.1e11 GC/g)* DOSE 1 (3.3e10 GC/g)* 60 days between subject enrollment COHORT 1n = 3 COHORT 2n = 3 OPTIONAL COHORT 3n = 3 Trial DesignPhase 1/2, multicenter, open-label, dose escalation studyRoute of AdministrationIntra-cisterna magna (ICM)VectorAAV1Duration2 years; with additional 3 years of follow-up for safety and durability of effectPrimary Endpoints•Safety and tolerabilitySecondary Endpoints•Biomarkers, functional and clinical signs of disease progressionRegulatory Clearances and Designations•Received regulatory clearances from FDA, Health Canada and ANVISA (Brazil)•Received Orphan Drug and Fast Track designations by FDA and Orphan designation by EC IDMC review Recruiting* Genome copies per gram of estimated brain weight

Preclinical Pipeline

23 DISEASE OVERVIEW•Fatal inherited disease. Mutations in the ARSA(arylsulfatase A) gene reduce enzyme activity•Infantile onset MLD is characterized by muscle weakness, rigidity, gait disorder, developmental delays, and is typically fatal by 5 years of age•Worldwide prevalence ~1 in 100,0001OUR APPROACH•PBML04: AAVhu68 delivering functional ARSAgene•ICM delivery PBML04 (ICV) dose-dependently reduced functional decline and increased survival in a novel MLD mouse modelComposite clinical scale in a novel ARSA-knockout line PBML04 –Metachromatic Leukodystrophy1. Kehrer et al. The natural course of gross motor deterioration in metachromatic leukodystrophy. Dev Med Child Neurol.2011.Data provided by Penn GTPWTKO + Veh KO AA-oKO AA-ed KO AA-igh p < 0.005************5/1010/1010/1010/1010/10Survival 567891011121314151617181920 024 6 810 Sum of Deficit ScoresAge (Months) Untreated ARSA KO mouse* Max sum of deficit scores = 20*

24 DISEASE OVERVIEW•Sensory and motor neuropathy caused by mutations in the gene for mitofusin-2 (MFN2)•Progressive distal limb weakness, muscle atrophy, and loss of sensation1,2•Worldwide prevalence ~1 in 100,0003OUR APPROACH•PBCM06: AAV delivery of miRNA and gene combination to knockdown mutant and replace with functional MFN2•ICM delivery Pilot data: Optimum vector candidate selectionIdentified lead construct that ameliorates distal limb weakness (grip strength) after ICV delivery in MFN2 mutant micePBCM06 –Charcot-Marie-Tooth Type 2AAAV delivery of miRNA and functional gene WTVehVeh Construct MFN2 mutant1. Feely et al., Neurology76:1690-6, 2011; 2. Pipis et al., Brain: 143: 3589–3602, 2020; 3. Fridman et al., J Neurol Neurosurg Psychiatry86: 873–8, 2015 Grip Strength (kg)Data provided by Penn GTP

25 DISEASE OVERVIEW•Fatal neurodegenerative disease characterized by progressive loss of motor function •A hexanucleotide repeat expansion in the C9orf72gene is found in 40% of familial and 8% of sporadic ALS cases (11% of all ALS)1•Estimated ~5,000 cases worldwide in 20202OUR APPROACH•PBAL05: AAV delivery of miRNA and gene combination to knockdown mutant and replace with functional C9orf72•ICM delivery Pilot data: AAV.miRNA activity in vivoAAV-C9miRNA normalized elevated toxic poly(GP) dipeptide repeat protein levels in mutant C9-ALS mouse brainPBAL05 –C9orf72Amyotrophic Lateral Sclerosis AAV delivery of miRNA and functional gene1. Majounie et al Lancet11:323-33, 2012; 2. Brown et al., Neuroepidemiology55: 342-353, 2021Data provided by Penn GTP

Looking Ahead

27 Anticipated Upcoming Milestones RESEARCH PIPELINE•Advance programs for ALS, CMT2A, Parkinson’s, Canavan and Huntington’s •Advance target ID research programs for Alzheimer’s Disease and TLE•Evaluate and expand pipeline by pursuing new licenses in partnership with Penn’s GTPBALANCE SHEET•Cash balance of ~$316 million as of 12/31/21*•Cash on hand to fund operations to year end 2023 TIMINGMILESTONEGM1Early 2022First patient dosed for Cohorts 2 and 3Feb 2022Late breaker presentation at WORLDSymposiumFTD-GRNEarly 2022First patient dosed in Phase 1/2 trial for PBFT02KrabbeEarly 2022First patient dosed in Phase 1/2 trial for PBKR03MLDMid-2022File IND for PBML04ManufacturingYE 2022Pilot plant operational* Cash, cash equivalents and marketable securities Additional clinical data milestone timing to be provided following dosing of first patients

28 Genetic Medicines Company on a Mission to Transform the Lives of Patients with CNS Diseases A diversified rare and large portfolio strategy to ensure sustained value Robust collaboration with GTP, an unmatched leader in cutting-edge AAV gene therapy research Dedicated manufacturing and analytics to ensure capacity, flexibility and control BY YEAR-END 2024, TARGETING:•3 programs in registrational studies•2-3 additional clinical stage programs•2-3 pre-IND preclinical programs•4+ additional pipeline options exercised28

Thank Youpassagebio.com |NASDAQ GS: PASG

30 Demonstrated LeadershipLEADERSHIP TEAM BOARD OF DIRECTORSMaxine Gowen, Ph.D.ChairwomanAthena Countouriotis, M.D.Turning PointBruce Goldsmith, Ph.D.Passage BioSaqib Islam, J.D.SpringWorksSandip KapadiaHarmony BiosciencesDerrell Porter, M.D.Cellevolve BioLiam Ratcliffe, M.D., Ph.D.Access IndustriesTom Woiwode, Ph.D.VersantIn memoriam Tachi Yamada, M.D. (Chair and Co-Founder) Simona KingChief Financial OfficerEliseo Salinas, M.D.Chief R&D OfficerMaria Törnsén Chief Commercial OfficerRobin DeRogatisSVP Human ResourcesMark Forman, M.D., Ph.D.Chief Medical Officer Chip CaleGeneral CounselAlex Fotopoulos Chief Technology OfficerBruce Goldsmith, Ph.D.Chief Executive OfficerDeep experience in rare disease, CNS disorders and genetic medicines